UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act 1934
Date of report (Date of earliest event reported): November 14, 2008
WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	001-11155	23-1128670
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
2nd Floor, 2 North Cascade Avenue, Colorado Springs, CO 80903
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (719) 442-2600
No Change
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     On November 14, 2008, Westmoreland Coal Company issued a press release announcing its financial results for the three months ended September 30, 2008. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit 99.1	Press release dated November 14, 2008 of Westmoreland Coal Company reporting financial results for the three months ended September 30, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 19, 2008

WESTMORELAND COAL COMPANY

By:	/s/ Morris W. Kegley

Name:	Morris W. Kegley
Title:	General Counsel

EXHIBIT INDEX

Exhibit
Number	Description of Document
99.1	Press release dated November 14, 2008 of Westmoreland Coal Company reporting financial results for the three months ended September 30, 2008.

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